EXHIBIT 10.23
                                  -------------

                     IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

June ___, 2002

Fidelity Transfer Co.
1800 S.W. Temple, Suite 301
Salt Lake City, UT 84115



      RE: IVOICE, INC.

Ladies and Gentlemen:

      Reference is made to that certain Securities Purchase Agreement (the "SECURITIES PURCHASE AGREEMENT"), dated as of June__, 2002, by and between Ivoice, Inc., a Delaware corporation (the "COMPANY") and Cornell Capital Partners, LP (the "BUYER") pursuant to which the Company shall sell to the Buyer the Company's convertible debentures at a minimum of One Hundred and Fifty Thousand Dollars ($150,000) and up to a maximum amount not to exceed 10% of the Company's market capitalization based on the closing price of the Company's common stock on the second business day immediately preceding the closing, which debentures shall be convertible into shares of the Company's Class A common stock, par value $0.001 per share (the "COMMON STOCK"). The shares of Common Stock to be converted thereunder are referred to herein as the "CONVERSION SHARES." This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue the Conversion Shares to the Buyer from time to time upon surrender to you of a properly completed and duly executed Conversion Notice, in the form attached hereto as EXHIBIT I.

      Specifically, upon receipt by the Company or David Gonzalez, Esq. of a copy of a Conversion Notice, David Gonzalez, Esq., on behalf of the Company, shall as soon as practicable, but in no event later than one (1) Trading Day (as defined below) after receipt of such Conversion Notice, send, via facsimile, a Company Confirmation of Conversion Notice to the Buyer and to you, which confirmation shall constitute an irrevocable instruction to you to process such Conversion Notice in accordance with the terms of these instructions and the Company Confirmation of Conversion Notice. Upon your receipt of a copy of the executed Conversion Notice and a copy of the applicable Company Confirmation of Conversion Notice, you shall use your best efforts to, within three (3) Trading Days following the date of receipt of the Company Confirmation of Conversion Notice, (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the Buyer or its designee, for the number of shares of Common Stock to which the Buyer shall be entitled as set forth in the Company Confirmation of Conversion Notice or (B) provided you are participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the Buyer, credit such aggregate number of shares of Common Stock to which the Buyer shall be entitled to the Buyer's or its designee's balance account with DTC through its Deposit Withdrawal At Custodian ("DWAC") system provided the

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Buyer causes its bank or broker to initiate the DWAC transaction. ("TRADING DAY"
shall mean any day on which the Nasdaq Market is open for customary trading.)

      The Company hereby confirms to you and the Buyer that certificates representing the Conversion Shares shall not bear any legend restricting transfer of the Conversion Shares thereby and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company provided that the Company counsel delivers (i) the Notice of Effectiveness set forth in Exhibit II attached hereto and (ii) an opinion of counsel in the form set forth in Exhibit III attached hereto, and that if the Conversion Shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for the Conversion Shares shall bear the following legend or similar language:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

      The Company hereby confirms to you and the Buyer that no instructions other than as contemplated herein will be given to you by the Company with respect to the Conversion Shares. The Company hereby agrees that it shall not replace Fidelity Transfer Co. as the Company's transfer agent without the prior written consent of the Buyer.

      Any attempt by you to resign as transfer agent hereunder shall not be effective until the earlier of (i) the expiration of 10 business days after notice of such resignation is provided to the Buyer or (ii) until such time as the Company provides to you written notice that a suitable replacement has agreed to serve as transfer agent and to be bound by the terms and conditions of these Transfer Agent Instructions.

      The Company and Fidelity Transfer Co. acknowledge that the Buyer is relying on the representations and covenants made by the Company and the covenants made by Fidelity Transfer Co. hereunder and are a material inducement to the Buyer purchasing convertible debentures under the Securities Purchase Agreement. The Company and Fidelity Transfer Co. further acknowledge that without such representations and covenants of the Company and the covenants made by Fidelity Transfer Co. made hereunder, the Buyer would not enter into the Securities Purchase Agreement and purchase convertible debentures pursuant thereto.

      Each party hereto specifically acknowledges and agrees that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Buyer will be irreparably damaged and that damages at law would be an inadequate remedy if these Transfer Agent Instructions were not specifically enforced. Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created hereunder in violation of this letter agreement, the Buyer shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or a decree for specific performance of the provisions of these Transfer Agent Instructions.


                                    * * * * *

      IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Transfer Agent Instructions to be duly executed and delivered as of the date first written above.


                                    THE COMPANY:

                                    IVOICE, INC.

                                    By:______________________
                                    Name: Jerome R. Mahoney
                                    Title: President and Chief Executive Officer


                                    CORNELL CAPITAL PARTNERS, LP

                                    By:   Yorkville Advisors, LLC
                                    Its: General Partner

                                          By:
                                             ---------------------------
                                          Name: Mark A. Angelo
                                          Title:      Portfolio Manager


                                    -------------------------------
                                    David Gonzalez, Esq.


ACKNOWLEDGED AND AGREED:
Fidelity Transfer Co.

Name:_______________________________
Title:______________________________



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




                                    EXHIBIT I
                                    ---------
                         TO TRANSFER AGENT INSTRUCTIONS
                         ------------------------------
                            FORM OF CONVERSION NOTICE
                            -------------------------

      Reference is made to the Securities Purchase Agreement (the "SECURITIES PURCHASE AGREEMENT") between iVoice, Inc. (the "COMPANY"), and Cornell Capital Partners, LP, dated June ___, 2002. In accordance with and pursuant to the Securities Purchase Agreement, the undersigned hereby elects to convert convertible debentures into shares of common stock, par value $0.001 per share (the "COMMON STOCK"), of the Company for the amount indicated below as of the date specified below.

Conversion Date:                              _________________________________
Amount to be converted:                       $________________________________
Amount of Debenture unconverted:              $________________________________

Please confirm the following information:

Conversion Price per share:                   $________________________________
Number of shares of Common Stock to be
issued:                                       _________________________________


Please issue the shares of Common Stock in the following name and to the following address:


Issue to:                               _______________________________________
Authorized Signature:                   _______________________________________
Name:                                   _______________________________________
Title:                                  _______________________________________
Phone #:                                _______________________________________
Broker DTC Participant Code:            _______________________________________
Account Number*:

* NOTE THAT RECEIVING BROKER MUST INITIATE TRANSACTION ON DWAC SYSTEM.

                                   EXHIBIT II
                                   ----------
                         FORM OF NOTICE OF EFFECTIVENESS
                         -------------------------------
                            OF REGISTRATION STATEMENT
                            -------------------------

________ __, 2002

Fidelity Transfer Co.
1800 S.W. Temple, Suite 301
Salt Lake City, UT 84115


Ladies and Gentlemen:

      We are counsel to IVOICE, INC., a Delaware corporation (the "COMPANY"), and have represented the Company in connection with that certain SECURITIES PURCHASE AGREEMENT, dated as of June___, 2002 (the "SECURITIES PURCHASE AGREEMENT"), entered into by and among the Company and Cornell Capital Partners, LP (the "BUYERS") pursuant to which the Company has agreed to sell to the Buyers a minimum of One Hundred and Fifty Thousand Dollars ($150,000) and up to a maximum amount not to exceed 10% of the Company's market capitalization based on the closing price of the Company's common stock on the second business day immediately preceding the closing, of convertible debentures, which shall be convertible into shares (the "CONVERSION SHARES") of the Company's common stock, par value $.001 per share (the "COMMON STOCK"), , in accordance with the terms of the Securities Purchase Agreement. Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement, dated as of June___, 2002, with the Buyer (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company agreed, among other things, to register the Conversion Shares under the Securities Act of 1933, as amended (the "1933 ACT"). In connection with the Company's obligations under the Securities Purchase Agreement and the Registration Rights Agreement, on _______, 2002, the Company filed a Registration Statement (File No. ___-_________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the sale of the Conversion Shares.

      In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at 5:00 P.M. on __________, 2002 and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Conversion Shares are available for sale under the 1933 Act pursuant to the Registration Statement.

      The Buyer has  confirmed  it shall  comply  with all  securities  laws and
regulations   applicable  to  it  including   applicable   prospectus   delivery
requirements upon sale of the Conversion Shares.

                                Very truly yours,
                                [Company Counsel]

                                By:____________________

                                   EXHIBIT III
                                   -----------
                         TO TRANSFER AGENT INSTRUCTIONS
                         ------------------------------
                                 FORM OF OPINION
                                 ---------------

____________ ___, 2002

VIA FACSIMILE AND REGULAR MAIL

Fidelity Transfer Co.
1800 S.W. Temple, Suite 301
Salt Lake City, UT 84115
(801) 484-7222

Re:   IVOICE, INC.

Ladies and Gentlemen:

We have acted as special counsel to IVOICE, INC. (the "COMPANY") in connection with the registration of ___________shares (the "SHARES") of its common stock with the Securities and Exchange Commission (the "SEC"). We have not acted as your counsel. This opinion is given at the request and with the consent of the Company.

In rendering this opinion we have relied on the accuracy of the Company's Registration Statement on Form SB-2, as amended (the "REGISTRATION STATEMENT"), filed by the Company with the SEC on _________ ___, 2002. The Company filed the Registration Statement on behalf of certain selling stockholders (the "SELLING STOCKHOLDERS"). This opinion relates SOLELY to the Selling Shareholders listed on EXHIBIT "A" hereto and number of Shares set forth opposite such Selling Stockholders' names. The SEC declared the Registration Statement effective on __________ ___, 2002.

We understand that the Selling Stockholders acquired the Shares in a private offering exempt from registration under the Securities Act of 1933, as amended. Information regarding the Shares to be sold by the Selling Shareholders is contained under the heading "Selling Stockholders" in the Registration Statement, which information is incorporated herein by reference. This opinion does not relate to the issuance of the Shares to the Selling Stockholders. The opinions set forth herein relate solely to the sale or transfer by the Selling Stockholders pursuant to the Registration Statement under the Federal laws of the United States of America. We do not express any opinion concerning any law of any state or other jurisdiction.

In rendering this opinion we have relied upon the accuracy of the foregoing statements.

Based on the foregoing, it is our opinion that the Shares have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as

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amended,  and that  Fidelity  Transfer  Co. may remove the  restrictive  legends contained on the Shares. This opinion relates solely to the number of Shares set forth opposite the Selling Stockholders listed on EXHIBIT "A" hereto.

This opinion is furnished to you specifically in connection with the issuance of the Shares, and solely for your information and benefit. This letter may not be relied upon by you in any other connection, and it may not be relied upon by any other person or entity for any purpose without our prior written consent. This opinion may not be assigned, quoted or used without our prior written consent. The opinions set forth herein are rendered as of the date hereof and we will not supplement this opinion with respect to changes in the law or factual matters subsequent to the date hereof.

Very truly yours,



KIRKPATRICK & LOCKHART LLP

                                   EXHIBIT "A"
                                   ----------

                         (LIST OF SELLING STOCKHOLDERS)




NAME:                                    NO. OF SHARES:
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